MARCH 2023 • NYSE: APLE INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements made in this presentation are forward-looking statements, including statements regarding the impact to Apple Hospitality REIT, Inc.’s (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) business and financial condition from, and measures being taken in response to, the COVID-19 pandemic. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,“ “outlook,” “strategy,” “targets,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements continues to be the adverse effect of COVID-19, including resurgences and variants, on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets generally. The significance, extent and duration of the continued impacts caused by the COVID-19 pandemic on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the extent and effectiveness of the actions taken to mitigate its impact, the acceptance and availability of vaccines, the duration of associated immunity and efficacy of the vaccines against variants of COVID-19, the potential for hotel closures/consolidations that may be mandated or advisable, whether based on increased COVID-19 cases, new variants or other factors, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of inflation or a recessionary environment); reduced business and leisure travel due to travel-related health concerns, including the COVID-19 pandemic or an increase in COVID-19 cases or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved. COVER PHOTO: AC HOTEL LOUISVILLE DOWNTOWN FAIRFIELD INN & SUITES PHOENIX CHANDLER/FASHION CENTER

COMPANY PROFILE & PROVEN INVESTMENT STRATEGY Note: Hotel portfolio statistics as of February 21, 2023. Market categorization based on STR designation. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 15 years. The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through December 31, 2022. Net Total Debt to Total Capitalization calculation based on (as of December 31, 2022) total debt outstanding, net of cash and cash equivalents (“net total debt outstanding”), divided by net total debt outstanding plus equity market capitalization based on the Company’s closing share price of $15.78 and outstanding common shares. Based on hotels owned as of December 31, 2022. Scale Ownership of Upscale, Rooms-Focused Hotels Industry-Leading Brands and Operators Broad Geographic Diversification Consistent Reinvestment(1) Strong, Flexible Balance Sheet(2) 220 HOTELS 15 BRANDS 37 STATES 5 yrs AVERAGE EFFECTIVE AGE 28% NET TOTAL DEBT TO TOTAL CAPITALIZATION 28,983 GUEST ROOMS 84% OUTSTANDING DEBT EFFECTIVELY FIXED 99% ROOMS-FOCUSED 17 MANAGEMENT COMPANIES 87 MARKETS 4.3 AVERAGE TRIPADVISOR® RATING 201 HOTELS UNENCUMBERED

VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 16 years Established and operated 8 public hospitality REITs Raised and invested approximately $7 billion in hotel assets Purchased 448 hotels Purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions Managed over $1 billion in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES COURTYARD RICHMOND DOWNTOWN

PROVEN INVESTMENT STRATEGY Concentrate on Upscale, rooms-focused hotels Efficient operating model yields higher margins Resilient group business Scale ownership minimizes relative G&A load and provides fixed cost efficiencies Unparalleled access to data and operational expertise Align with the best brands in the rooms-focused category Invested in Marriott®, Hilton® and Hyatt® branded hotels with broad consumer appeal which benefit from strong reservation systems and loyalty programs Hire industry-leading operators and maximize performance through benchmarking and asset management Strong regional and national operators with unique management structure align owner and operator to maximize performance in all market environments Analytical data-driven asset management maximizes property-level results Strategic revenue management optimizes mix of business and maximizes bottom-line performance Pursue broad geographic diversification Broad geographic diversification reduces portfolio volatility and provides exposure to a wide variety of demand generators Enhance portfolio through accretive acquisitions, opportunistic dispositions and strategic reinvestment Well-maintained portfolio with average effective age of 5 years ensures competitiveness Strategic acquisitions and dispositions optimize portfolio for long-term growth Prudent capital allocation preserves balance sheet capacity for investments at optimal point in cycle Maintain a strong, flexible balance sheet Strong balance sheet provides security through cycles Positioned to pursue accretive opportunities Conservative capital structure with staggered maturities lowers capital costs and preserves equity value

KEY TAKEAWAYS Performance driven by strong leisure and improving business demand, consisting of both transient and small group bookings For Q4 2022, occupancy was 70%, ADR remained strong at $147 and RevPAR was $103, an improvement of 7% as compared to Q4 2019 RevPAR Based on preliminary results for the month of January 2023, occupancy was approximately 64%, with ADR growth of approximately 7% as compared to January 2019 Adjusted Hotel EBITDA Margin was 34% for Q4 2022, 70 bps ahead of Q4 2019, driven by efficient operating model, rate growth and expense management With only 61% of the Company’s hotels achieving Q4 2022 RevPAR that met or exceeded Q4 2019 RevPAR, there is additional upside as business travel increases and the recovery spreads to an increasing number of markets Portfolio management and historically low supply growth further position portfolio for outperformance Recent acquisitions meaningfully exceeding original underwriting Average daily bookings higher than same period 2019 Recent market transactions support valuation above current trading price Refinance of primary unsecured credit facility in July 2022 further enhances balance sheet strength, flexibility and liquidity, and positions the Company for strategic growth through the pursuit of opportunistic acquisitions With continued recovery in our business and confidence in the strength of our portfolio, our Board of Directors reinstated and twice increased the Company’s regular monthly cash distribution and declared a special distribution of $0.08 per common share during 2022, bringing total distributions declared in 2022 to $0.76 per common share HILTON GARDEN INN MEMPHIS DOWNTOWN BEALE STREET

YEAR-OVER-YEAR PERFORMANCE Three Months Ended December 31, Year Ended December 31, 2022 2021 2019 % CHANGE to 2021 % CHANGE to 2019 2022 2021 2019 % CHANGE to 2021 % CHANGE to 2019 RevPAR $102.71 $88.43 $95.85 16.1% 7.2% $108.45 $82.03 105.72 32.2% 2.6% Total Revenue $299,121 $250,588 $289,971 19.4% 3.2% $1,238,417 $933,869 $1,266,597 32.6% (2.2%) Adjusted Hotel EBITDA $101,962 $84,609 $96,836 20.5% 5.3% $455,579 $320,273 $464,995 42.2% (2.0%) Adjusted Hotel EBITDA Margin % 34.1% 33.8% 33.4% 30 bps 70 bps 36.8% 34.3% 36.7% 250 bps 10 bps Modified Funds From Operations (MFFO) $74,534 $58,584 $70,604 27.2% 5.6% $351,424 $211,001 $365,921 66.6% (4.0%) MFFO per share $0.33 $0.26 $0.32 26.9% 3.1% $1.53 $0.93 $1.63 64.5% (6.1%) ($ in thousands except statistical data and per share amounts) Fourth Quarter and Full Year Performance at a Glance Note: See explanation and reconciliation of Adjusted Hotel EBITDA and Modified Funds from Operations (MFFO) to net income (loss) included in subsequent pages. SPRINGHILL SUITES LOS ANGELES BURBANK/DOWNTOWN

Upscale/Rooms-Focused 2022 Hotel EBITDA Margin and RevPAR Comparison Upper Upscale/Full-Service EFFICIENT OPERATIONS HAMPTON INN & SUITES AND HOME2 SUITES CAPE CANAVERAL CRUISE PORT Source: Company filings. Assumptions may vary by company. See explanation and reconciliation of Adjusted Hotel EBITDA to net income (loss) included in subsequent pages. Upscale & Upper Upscale Combined Rooms-focused operating model produces strong margins (1)

-17% -10% -1% +2% +4% +5% +7% +4 +12% +8% +5% +8% % Change in RevPAR as Compared to Same Period of 2019 OPERATING TRENDS Upside to pre-pandemic levels with Q4 2022 RevPAR exceeding Q4 2019 before full return of occupancy RESIDENCE INN SAN DIEGO DOWNTOWN

Occupancy OCCUPANCY TRENDS Source: Weekly data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Week ended Positive trajectory in occupancy with continued upside opportunity -40% -14% -15% -8% -5% -4% -4% -5% -6% -8% -2% -4% -5% -4% -23% -7% -7% +2% -10% -7% -7% -1% % Change in Occupancy as Compared to Same Period of 2019

Source: Data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights and weekend occupancy includes Friday and Saturday nights. FAIRFIELD INN & SUITES, CHANDLER, AZ Leisure travel continues to lead recovery Weekday occupancy shows strength of business demand WEEKDAY VS. WEEKEND OCCUPANCY Week ended Occupancy

% OF HOTELS BY OCCUPANCY TIER Week ended Source: Weekly data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Consolidated hotels included in 0% - 15% occupancy tier. (1) COURTYARD PHILADELPHIA VALLEY FORGE/COLLEGEVILLE

PORTFOLIO POSITIONED FOR CONTINUED OUTPERFORMANCE Well positioned to benefit from increasing business transient demand Select-service hotels franchised with industry-leading brands have proven appeal with broadest group of customers Broad geographic diversification provides exposure to wide variety of markets and demand generators Limited near-term portfolio impact from new supply Positioned to benefit from market compression as large group business returns Strong rate growth and operational efficiencies create partial offset to inflationary pressures Data-driven asset management team and industry-leading operators maximize property-level performance Scale ownership of rooms-focused hotels minimizes G&A load per key and provides fixed cost efficiencies Well-maintained, institutional-quality portfolio with substantial long-term value Balance sheet strength and liquidity positions Company to be acquisitive and optimize portfolio through opportunistic transactions HILTON GARDEN INN MADISON DOWNTOWN

WHY BRANDED SELECT-SERVICE HOTELS? Total revenue primarily derived from rooms sold Ability to cross-utilize associates to maximize efficiencies High margins and low breakeven occupancy Fewer outlets to manage Less public space to maintain Resilient group business Efficient Operating Model Broad Consumer Appeal Maximize Shareholder Value High-quality hotels with strong value proposition for guests Product attractive to business and leisure travelers Award-winning service, innovative design and modern amenities Strong reservation systems and loyalty programs Global distribution creates strong consumer awareness Ability to optimize mix of business to drive RevPAR and EBITDA Lower downside risk with meaningful upside High margins drive overall profitability Lower long-term capital needs Institutional brands foster strong resale market, financing flexibility and investor confidence HAMPTON INN & SUITES PHOENIX DOWNTOWN

Rooms-focused hotels with industry-leading brands have broad consumer appeal BROAD CONSUMER APPEAL Independent HILTON GARDEN INN DOWNTOWN BIRMINGHAM HAMPTON INN & SUITES ATLANTA- DOWNTOWN SPRINGHILL SUITES LAFAYETTE SOUTH AT RIVER RANCH Note: Hotel portfolio statistics as of February 21, 2023. Based on number of guest rooms.

BROAD GEOGRAPHIC DIVERSIFICATION Broad geographic diversification provides exposure to wide variety of demand generators Markets benefit from a mix of business and leisure demand Portfolio benefits from both large corporate negotiated and small and midmarket local negotiated business demand Low dependence on inbound international travel Unparalleled exposure to business-friendly markets leading the recovery and benefitting from population shifts Diversification across 87 markets helps drive strong, consistent performance Note: Hotel locations as of February 21, 2023. Highlighted markets represent largest markets in Apple Hospitality’s portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the year ended December 31, 2022. Comparable Hotels Adjusted Hotel EBITDA contribution by location type based on the year ended December 31, 2022. Market and location categorizations based on STR designations. 3% 6% 6% 4% 5% 3% Adjusted Hotel EBITDA contribution by location type 3% 4%

ADDITIONAL UPSIDE AS BUSINESS TRAVEL STRENGTHENS With approximately 61% of the Company’s hotels achieving Q4 2022 RevPAR that met or exceeded Q4 2019 RevPAR, there is significant room for additional upside as business travel strengthens, leisure travel remains strong, and the recovery expands into additional markets. Achieved continued strong quarterly RevPAR growth over 2019, with Q4 2022 RevPAR 7% ahead of Q4 2019. Omicron variant impacted Jan and Feb Based on preliminary results for the Company’s portfolio of hotels. (1)

STRONG OPERATING MARGINS APLE has a proven record of maximizing and improving operating margins across economic cycles and is positioned to further enhance its operating model through the recovery. APLE is well positioned to maximize efficiencies and drive profitability: Operations of rooms-focused hotels are inherently efficient Ability to cross-utilize managers and associates Optimizing labor management software already in place Scale to negotiate vendor contracts Unparalleled access to performance data to analyze, benchmark and share best practices Active participants in redefining brand standards through meaningful representation on owner advisory councils Broad consumer appeal allows for mix of business optimization to drive ADR and RevPAR as the recovery continues The COVID-19 pandemic provided the unique opportunity to reevaluate the operating model to create additional operational efficiencies with a focus on evolving guest preferences Working with third party operators to balance productivity and positive work environment to attract and retain top talent, reduce associate training costs and minimize reliance on contract labor over time RESIDENCE INN SEATTLE DOWNTOWN/LAKE UNION

LIMITED NEAR-TERM IMPACT FROM NEW SUPPLY New construction starts have meaningfully decreased since onset of pandemic with anticipated delays in completion due to supply-chain and labor challenges Nearly 50% of our hotels do not have any exposure to new projects currently under construction within a five-mile radius HOMEWOOD SUITES CAPE CANAVERAL- COCOA BEACH Note: Supply growth as defined by the Company. Graph represents percentage of Apple Hospitality REIT portfolio of hotels with one or more upper midscale, upscale or upper upscale new construction projects underway within a five-mile radius. Supply growth well below historical average for our portfolio Portfolio Exposure to New Supply

INDUSTRY-LEADING ASSET MANAGEMENT Analytical, data-driven asset management to maximize property-level performance Scale to negotiate attractive national contracts Strategic revenue management to optimize mix of business and maximize bottom-line performance Strong regional and national third-party operators with readily terminable contracts and flexibility to align performance goals HILTON GARDEN INN BOCA RATON Strategic Asset Management Approach Best-in-Class Operators 100% of Apple Hospitality’s portfolio operated by third-party property managers 94% of hotels independent of brand management 17 operating companies provide a platform for comparative analytics and shared best practices 22% of operators’ portfolios represented by Apple Hospitality on average, excluding brands Note: Management company information as of December 31, 2022.

PROPRIETARY MANAGEMENT AGREEMENT STRUCTURE RESIDENCE INN FORT LAUDERDALE AIRPORT & CRUISE PORT Our unique management company contract structure better aligns owner and operator to maximize performance in all market environments. APLE’s Management Company Contract Structure Industry Standard Structure Variable Management Fee 2.5% - 3.5% of revenues based on property’s balanced scorecard performance Balanced Scorecard Metrics: Gross operating profit budget variance STR market target index growth and target rank Guest satisfaction/online review scores Flex/flow percent versus budgeted gross operating profit Approximately 85% of our hotels operate under this structure. Contract terms average two years and are terminable upon sale. Originally implemented this contract structure in 2016. Base Management Fee Typically 3% of revenues + Incentive Management Fee % of operating profit if > a fixed rate of return based on purchase price HAMPTON INN AUSTIN NORTHWEST NEAR THE DOMAIN HOME2 SUITES CAPE CANAVERAL CRUISE PORT With steady recovery in our business and more stabilized operations, we returned to a variable rate management fee structure for 2023 with payments based on a balanced scorecard to optimize performance

BALANCE SHEET POISED FOR FUTURE GROWTH Positive corporate cash flow early in the recovery preserved strength of balance sheet and equity value Conservative capital structure with staggered maturities lowers capital costs Amended and restated existing $850 million credit facility, increasing borrowing capacity to approximately $1.2 billion, extending maturity dates and achieving improved pricing Through the amended credit agreement, the Company has greater access to liquidity for strategic growth and the opportunity to reduce its already conservative secured debt exposure Poised to be acquisitive and optimize portfolio through opportunistic transactions HYATT HOUSE & HYATT PLACE TEMPE/PHOENIX/UNIVERSITY

Debt Composition(1) STRONG BALANCE SHEET & LIQUIDITY POSITION Based on balances and hotels owned as of December 31, 2022, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization. Interest rate includes effect of interest rate swaps and SOFR rate in effect at December 31, 2022, plus a 10 bps SOFR spread adjustment. Debt Maturity Schedule (1) ($ in millions) 201 Hotels Unencumbered Hotels: 2 Keys: 325 Rate: 3.9% Term loan Rate: 4.9%(2) Hotels: 1 Keys: 166 Rate 4.4% Term loan Rate: 3.3%(2) Hotels: 4 Keys: 649 Rate: 4.4% Term loan Rate: 3.7%(2) Hotels: 4 Keys: 474 Rate: 4.0% Term loan Rate: 2.7%(2) Low debt and staggered maturities facilitate agile balance sheet strategy Strong liquidity position for opportunistic growth and after Total Liquidity (1) ($ in millions) Total Available Revolver Capacity Cash and Cash Equivalents on Hand Total Liquidity Term loan Rate: 3.5%(2) Total Available Term Loan Capacity Hotels: 4 Keys: 798 Rate: 3.8% Revolver Rate: 5.86%(2) Hotels: 4 Keys: 529 Rate: 3.7% Term loan Rate: 4.1%(2)

EFFECTIVE PORTFOLIO MANAGEMENT & STRATEGIC GROWTH HOMEWOOD SUITES AUSTIN/ROUND ROCK Opportunistic Dispositions Strategic Growth Our objective is to maximize long-term shareholder value through opportunistic dispositions and accretive acquisitions that improve the overall age, diversification and growth trajectory of our portfolio Reduce exposure to lower growth markets Dispose of hotels where strong operating efficiencies are harder to achieve Optimize capital reinvestment program through dispositions that effectively manage near- and long-term CapEx needs based on return on investment Invest in hotels and markets with greater growth potential Acquire young assets in strong RevPAR markets with attractive cost structures that further enhance operating margins and long-term return on investment Grow portfolio when conditions are right Accretive Acquisitions Earnings growth through portfolio optimization enhances long-term shareholder returns

RECENT ACQUISITION & DISPOSITION ACTIVITY Since the start of the pandemic, the Company has been a net acquirer, purchasing 14 hotels for approximately $558 million, while opportunistically disposing of 25 hotels for a total combined sales price of approximately $253 million. 11 of the hotels recently purchased, approximately $432 million in acquisitions, were not open or stabilized in 2019. Our recent acquisition and disposition activity has optimized our portfolio for the recovery by lowering the average age of our assets, reducing near-term CapEx and increasing exposure to markets we anticipate will outperform over the next cycle while maintaining the strength and flexibility of our balance sheet. Acquisitions are performing ahead of our original underwriting with a third producing trailing twelve month yields in excess of 10%.

14 Hotels Acquired in 2020, 2021 and 2022 Brand Location Rooms Date Opened Date Acquired Purchase Price Hampton Inn & Suites(1)(2) Cape Canaveral, FL 116 April 2020 April 2020 $46.7 million Home2 Suites(1)(2) Cape Canaveral, FL 108 April 2020 April 2020 Hyatt House(1)(2) Tempe, AZ 105 August 2020 August 2020 $64.6 million Hyatt Place(1)(2) Tempe, AZ 154 August 2020 August 2020 Hilton Garden Inn(2) Madison, WI 176 February 2021 February 2021 $49.6 million AC Hotels Portland, ME 178 July 2018 August 2021 $66.8 million Hyatt Place Greenville, SC 130 December 2018 September 2021 $30.0 million Aloft Portland, ME 157 September 2021 September 2021 $51.2 million Hilton Garden Inn Memphis, TN 150 January 2019 October 2021 $38.0 million Hilton Garden Inn Fort Worth, TX 157 April 2012 November 2021 $29.5 million Homewood Suites Fort Worth, TX 112 June 2013 November 2021 $21.5 million Hampton Inn & Suites Portland, OR 243 September 2017 November 2021 $75.0 million AC Hotels Louisville, KY 156 April 2018 October 2022 $51.0 million AC Hotels Pittsburgh, PA 134 July 2018 October 2022 $34.0 million Total 2,076 $557.9 million NET ACQUIRER SINCE ONSET OF PANDEMIC These two hotels comprise a dual-branded property at one location. Contract entered into prior to 2020. There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Number of rooms represents number of rooms expected upon completion. Hotel Under Contract for Purchase(3) Brand Location Rooms Date Opened Anticipated Acquisition Date Purchase Price Embassy Suites(4) Madison, WI 260 Under Development Early 2024 $78.6 million 27 Hotels sold in 2020, 2021 and 2022 for combined total sales price of $298 million

ACCRETIVE ACQUISITIONS Purchased in October 2022 156-room AC Hotel by Marriott® Louisville Downtown Total price: $51 million or approximately $327,000 per key Primary demand generators: Leisure Sporting Events Health Care Insurance Automobile Manufacturing Shipping and Logistics Companies Food and Beverage Industry Academic AC HOTEL LOUISVILLE DOWNTOWN

ACCRETIVE ACQUISITIONS Purchased in October 2022 134-room AC Hotel by Marriott® Pittsburgh Downtown Total price: $34 million or approximately $254,000 per key Primary demand generators: Professional Sporting Events Leisure Technology Robotics Financial Services Health Care Manufacturing Academic AC HOTEL PITTSBURGH DOWNTOWN

Hotel under development with anticipated completion of construction in early 2024 260 rooms(2) Anticipated gross purchase price: $78.6 million or approximately $302,000 per key Forward commitment with trusted developer Primary demand generators: University of Wisconsin Government Insurance Biotech Manufacturing Telecommunications Technology Leisure EMBASSY SUITES MADISON, WI(1) There are a number of conditions to closing that have not yet been satisfied and there can be no assurance that a closing on this hotel will occur under the outstanding purchase agreement. Hotel is under development. Number of rooms represents number of rooms expected upon completion. ACQUISITIONS UNDER CONTRACT rendering

Apple REIT Companies Transaction History 1999 – February 21, 2023 448 TOTAL HOTELS ACQUIRED 228 TOTAL HOTELS SOLD 220 CURRENT PORTFOLIO 4 REITS SOLD IN 3 TRANSACTIONS 4 REITS MERGED TO FORM CURRENT APLE OVER 20-YEAR TRACK RECORD OF HOTEL TRANSACTIONS Note: Hotel transactions by the various Apple REIT Companies since the first hospitality REIT in 1999. In 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. merged into Apple REIT Nine, Inc. and the company was renamed Apple Hospitality REIT, Inc. In 2016, Apple REIT Ten, Inc. merged into Apple Hospitality REIT, Inc. HILTON GARDEN INN MADISON DOWNTOWN Having purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions, Apple has the experience to meaningfully grow the portfolio

WELL-MAINTAINED PORTFOLIO SPRINGHILL SUITES ALEXANDRIA OLD TOWN/SOUTHWEST The Tripadvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through December 31, 2022. Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 15 years. Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2022. 4.3 out of 5.00 weighted average Tripadvisor® rating(1) 5 Years Quality portfolio with average effective age of 5 years.(2) 85% of APLE’s hotels were built or renovated in the last 8 years. Upscale and Upper Midscale Reinvestment Statistics(3) Average Annual Spend as % of Revenue 5.3% Average % of Hotels Renovated Annually 10.0% Average % of Room Nights Out of Service for Renovations < 1.0% Cumulative Spend $628 million Consistent reinvestment enhances long-term value and leads to traveler satisfaction outperformance

U.S. HOTEL FORECAST U.S. Hotel Forecast 2022 Actual 2023 Forecast 2024 Forecast Occupancy 62.7% 63.6% 65.3% ADR Change 19.1% 2.1% 3.8% RevPAR Change 29.8% 3.7% 6.6% 2019 Real RevPAR Index(1) -5.7% -6.2% -2.5% HAMPTON INN & SUITES MEMPHIS- BEALE STREET Source: STR 2023 CoStar Group January 2023 RevPAR index in real dollars.

ALOFT PORTLAND, ME ESG INITIATIVES We own one of the largest and most geographically diverse portfolios of rooms-focused hotels in the United States and are dedicated to making a positive impact on the many communities our hotels serve. We are mindful of our environmental footprint and committed to reducing our impact over time. We have always worked to uphold high environmental, social and governance (“ESG”) standards and believe these key areas of focus are an integral part of driving long-term value for our shareholders. We are committed to continuous improvement, and it is our expectation that we will continue to enhance and expand our ESG-related disclosures as our progress deepens and industry-wide standards evolve. In 2022, we published our inaugural Corporate Responsibility Report which details our ESG performance, strategy and initiatives and features our commitment to environmental sustainability, corporate employees, hotel associates and guests, communities, and other stakeholders. The Company’s 2022 Corporate Responsibility Report utilizes both the Global Reporting Initiative (“GRI”) Standards and Task Force on Climate-related Financial Disclosures (“TCFD”) to provide a comprehensive overview of the Company’s corporate responsibility performance and climate-related risk management. Apple Hospitality’s enhanced disclosures are intended to provide stakeholders with a better understanding of the Company’s strategy, policies, programs, procedures, performance and initiatives related to environmental stewardship, social responsibility, and corporate governance and resiliency. The Company’s 2022 Corporate Responsibility Report and other ESG-related materials can be found within the Corporate Responsibility section of our website.

ENVIRONMENTAL STEWARDSHIP Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water consumption and through improvements in waste management. Statistics are based on the Company’s portfolio of hotels owned in 2021 for period of ownership. Diversion rate based on measured waste data (measured waste data is representative of 61% of the total portfolio). Includes average of total kWh per square foot as reported for 2020 by DRH, HST, PK, PEB, SHO and XHR. Full-Service Hotels and Limited-Service Hotels based on 2021 data published by CBRE Hotels in 2022. APLE data based on 2021 actual results for all hotels owned in 2021. Represents over $115 rate group. HAMPTON INN & SUITES PORTLAND- PEARL DISTRICT Apple Hospitality Key Metrics for 2021(1) Approximately 19 Million Square Feet 224,000 MWh Energy Consumption 11.0 Total kWh per Square Foot 100% Portfolio Enrolled in ENERGY STAR® Program 887,000 kgal Water Consumption 13% Diversion Rate(2) With 11.3 total kWh per square foot in 2020 as compared to an average of 20.5 total kWh per square foot reported by full-service REITs in 2020, the rooms-focused hotels we invest in are more operationally and environmentally efficient than full-service hotels.(3)  Additionally, Apple Hospitality’s 2021 average total utility cost of $5.77 per occupied room highlights both the Company’s efforts to operate its hotels effectively and the inherent efficiency of the buildings.  Average utility costs per occupied room Full-Service Hotels(4)  $10.00 Limited-Service Hotels(4)(5)  $6.01 APLE(4)  $5.77 The Company has in place an Environmental Policy and a Vendor Code of Conduct. A formal energy management program was established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands.

SOCIAL RESPONSIBILITY Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA) and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local community and the many communities our hotels serve. Key Metrics for Apple Hospitality since 2017 We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Apple Gives, an employee-led charitable organization, was formed in 2017 to expand our impact and further advance the achievement of our corporate philanthropic goals. 625+ HOURS volunteered BY APPLE HOSPITALITY EMPLOYEES 110+ Nonprofit organizations helped BY APPLE HOSPITALITY Local Community Outreach Management Companies Brand Initiatives Industry Involvement The Company has in place a Health, Safety and Well-Being Policy, a Human Rights Policy and a Vendor Code of Conduct. Apple Hospitality is committed to diversity, equity and inclusion and our CEO has taken the CEO Action for Diversity & Inclusion™ pledge. RESIDENCE INN DANA POINT SAN JUAN CAPISTRANO

Board of Directors with Effective Experience Glade M. Knight – Executive Chairman Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE: TCR Justin G. Knight – Director Chief Executive Officer, Apple Hospitality REIT Glenn W. Bunting – Director President, GB Corporation Jon A. Fosheim – Lead Independent Director Co-founder, Green Street Advisors Kristian M. Gathright – Director Former Executive Vice President & Chief Operating Officer, Apple Hospitality REIT Carolyn B. Handlon – Director Former Executive Vice President, Finance & Global Treasurer, Marriott International, Inc. Blythe J. McGarvie – Director Founder and Former Chief Executive Officer, Leadership for International Finance L. Hugh Redd – Director Former Senior Vice President & Chief Financial Officer, General Dynamics Howard E. Woolley – Director President, Howard Woolley Group, LLC GOVERNANCE Corporate Governance Aligns with Shareholders Audit, Compensation and Corporate Governance Committees are independent Regular executive sessions of independent directors De-staggered Board allows for annual elections of directors Required resignation of an incumbent director not receiving majority of votes cast in election 78% of executive target compensation is incentive based, with 50% based on shareholder returns Required share ownership of: 5 times base salary for CEO, 3 times base salary for other executive officers, and 4 times base cash compensation for directors Opted out of Virginia law requiring super majority vote for specified transactions Alignment with the best interests of our shareholders is at the forefront of our values. HYATT PLACE GREENVILLE DOWNTOWN

APPENDIX HOMEWOOD SUITES MIAMI-AIRPORT/BLUE LAGOON

Hotels Sold in 2020, 2021 and 2022 Brand Location Rooms Age at Time of Sale Date Sold Sales Price SpringHill Suites Sanford, FL 105 20 yrs January 2020 $13.0 million SpringHill Suites Boise, ID 230 25 yrs February 2020 $32.0 million Hampton Inn & Suites Tulare, CA 86 12 yrs December 2020 $10.3 million Homewood Suites Charlotte, NC 118 30 yrs February 2021 $10.3 million Homewood Suites Memphis, TN 140 31 yrs March 2021 $8.0 million SpringHill Suites Overland Park, KS 102 23 yrs April 2021 $5.3 million Hilton Garden Inn Montgomery, AL 97 18 yrs July 2021 $211.0 million Homewood Suites Montgomery, AL 91 17 yrs Residence Inn Rogers, AR 88 18 yrs Courtyard Phoenix, AZ 127 13 yrs Courtyard Lakeland, FL 78 21 yrs Fairfield Inn & Suites Albany, GA 87 11 yrs Hilton Garden Inn Schaumburg, IL 166 13 yrs SpringHill Suites Andover, MA 136 20 yrs Residence Inn Fayetteville, NC 92 15 yrs Residence Inn Greenville, SC 78 23 yrs Hampton Inn & Suites Jackson, TN 85 14 yrs Courtyard Johnson City, TN 90 12 yrs Hampton Inn & Suites Allen, TX 103 15 yrs Hilton Garden Inn Allen, TX 150 19 yrs Residence Inn Beaumont, TX 133 13 yrs Hampton Inn & Suites Burleson/Fort Worth, TX 88 13 yrs Hilton Garden Inn El Paso, TX 145 10 yrs Homewood Suites Irving, TX 77 15 yrs SpringHill Suites Richmond, VA 103 13 yrs SpringHill Suites Vancouver, WA 119 14 yrs Independent Richmond, VA 55 34 yrs September 2022 $8.5 million Total 2,969 Avg age 17 yrs $298.4 million RECENT DISPOSITIONS 20-hotel portfolio sale

COMPARABLE HOTELS QUARTERLY OPERATING METRICS Comparable Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) 2019 2021 2022 Q1   Q2   Q3   Q4 Q1   Q2   Q3   Q4 Q1 Q2 Q3 Q4 Operating income (loss) (Actual) $53,851 $78,103 $61,125 $40,708 $(27,814) $38,988 $47,850 $28,020 $32,835 $80,745 $75,410 $17,488 Operating margin % (Actual) 17.7% 22.9% 18.4% 14.0% (17.5%) 15.8% 17.3% 11.2% 12.6% 23.9% 22.1% 5.8% Comparable Hotels Total Revenue $284,317 $330,391 $324,472 $280,885 $152,896 $244,317 $287,243 $255,812 $262,496 $342,015 $345,291 $300,465 Comparable Hotels Total Operating Expenses 181,515 196,579 198,742 184,790 119,197 150,121 177,184 169,075 174,130 203,269 214,256 198,024 Comparable Hotels Adjusted Hotel EBITDA $102,802 $133,812 $125,730 $96,095 $33,699 $94,196 $110,059 $86,737 $88,366 $138,746 $131,035 $102,441 Comparable Hotels Adjusted Hotel EBITDA Margin % 36.2% 40.5% 38.7% 34.2% 22.0% 38.6% 38.3% 33.9% 33.7% 40.6% 37.9% 34.1% ADR (Comparable Hotels) $139.89 $145.43 $144.03 $134.82 $99.95 $122.73 $141.91 $131.39 $137.02 $153.73 $158.13 $147.45 Occupancy (Comparable Hotels) 73.7% 81.5% 80.1% 73.1% 55.1% 70.5% 71.4% 67.3% 67.0% 77.9% 75.7% 69.8% RevPAR (Comparable Hotels) $103.10 $118.53 $115.39 $98.55 $55.02 $86.50 $101.25 $88.48 $91.80 $119.72 $119.77 $102.87 ADR (Actual) $136.36 $141.60 $139.21 $131.41 $99.19 $120.56 $140.02 $131.04 $137.03 $153.35 $157.91 $147.30 Occupancy (Actual) 73.9% 81.4% 79.9% 72.9% 55.5% 70.7% 71.5% 67.5% 67.1% 77.9% 75.7% 69.7% RevPAR (Actual) $100.71 $115.30 $111.17 $95.85 $55.09 $85.28 $100.14 $88.43 $91.98 $119.41 $119.52 $102.71 Reconciliation to Actual Results Total Revenue (Actual) $303,787 $341,117 $331,722 $289,971 $158,713 $247,404 $277,164 $250,588 $260,478 $337,668 $341,150 $299,121 Revenue from acquisitions prior to ownership 13,634 17,481 19,822 16,517 5,895 12,514 14,528 5,986 2,518 5,010 4,595 1,344 Revenue from dispositions (33,104) (28,207) (27,072) (25,603) (11,712) (15,601) (4,449) (762) (500) (663) (454) - Comparable Hotels Total Revenue $284,317 $330,391 $324,472 $280,885 $152,896 $244,317 $287,243 $255,812 $262,496 $342,015 $345,291 $300,465 Adjusted Hotel EBITDA (AHEBITDA) (Actual) $108,804 $134,759 $124,596 $96,836 $35,427 $94,814 $105,423 $84,609 $87,936 $136,515 $129,166 $101,962 AHEBITDA from acquisitions prior to ownership 5,545 9,152 10,227 7,205 529 4,606 6,088 2,468 573 2,470 1,946 648 AHEBITDA from dispositions (11,547) (10,099) (9,093) (7,946) (2,257) (5,224) (1,452) (340) (143) (239) (77) (169) Comparable Hotels AHEBITDA $102,802 $133,812 $125,730 $96,095 $33,699 $94,196 $110,059 $86,737 $88,366 $138,746 $131,035 $102,441 Note: Comparable Hotels is defined as the 220 hotels owned by the Company as of December 31, 2022. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations. Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

SAME STORE HOTELS QUARTERLY OPERATING METRICS SAME STORE Hotels Quarterly Operating Metrics and Statistical Data (Unaudited) (in thousands, except statistical data) Note: Same Store Hotels is defined as the 204 hotels owned by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited. Comparisons to 2019 operating results are included to provide a better understanding of the Company’s recovery from the impact of COVID-19 on hotel operations. Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages. 2019 2021 2022 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Operating income (loss) (Actual) $53,851 $78,103 $61,125 $40,708 $(27,814) $38,988 $47,850 $28,020 $32,835 $80,745 $75,410 $17,488 Operating margin % (Actual) 17.7% 22.9% 18.4% 14.0% (17.5%) 15.8% 17.3% 11.2% 12.6% 23.9% 22.1% 5.8% Same Store Hotels Total Revenue $269,979 $310,174 $301,822 $261,702 $143,410 $226,003 $261,710 $232,909 $240,054 $309,822 $309,039 $270,885 Same Store Hotels Total Operating Expenses 172,970 186,495 187,359 173,741 110,587 137,608 161,892 154,441 158,769 185,120 193,874 180,203 Same Store Hotels Adjusted Hotel EBITDA $97,009 $123,679 $114,463 $87,961 $32,823 $88,395 $99,818 $78,468 $81,285 $124,702 $115,165 $90,682 Same Store Hotels Adjusted Hotel EBITDA Margin % 35.9% 39.9% 37.9% 33.6% 22.9% 39.1% 38.1% 33.7% 33.9% 40.2% 37.3% 33.5% ADR (Same Store Hotels) $139.36 $144.35 $142.25 $133.50 $99.79 $121.99 $140.04 $129.69 $135.71 $152.07 $155.09 $145.58 Occupancy (Same Store Hotels) 74.2% 81.8% 80.1% 73.0% 56.0% 71.4% 71.8% 67.9% 67.5% 78.0% 75.5% 69.7% RevPAR (Same Store Hotels) $103.36 $118.07 $113.90 $97.45 $55.88 $87.07 $100.53 $88.12 $91.67 $118.64 $117.12 $101.40 ADR (Actual) $136.36 $141.60 $139.21 $131.41 $99.19 $120.56 $140.02 $131.04 $137.03 $153.35 $157.91 $147.30 Occupancy (Actual) 73.9% 81.4% 79.9% 72.9% 55.5% 70.7% 71.5% 67.5% 67.1% 77.9% 75.7% 69.7% RevPAR (Actual) $100.71 $115.30 $111.17 $95.85 $55.09 $85.28 $100.14 $88.43 $91.98 $119.41 $119.52 $102.71 Reconciliation to Actual Results Total Revenue (Actual) $303,787 $341,117 $331,722 $289,971 $158,713 $247,404 $277,164 $250,588 $260,478 $337,668 $341,150 $299,121 Revenue from acquisitions (704) (2,736) (2,829) (3,321) (3,903) (6,291) (11,582) (17,446) (20,427) (27,850) (32,111) (28,237) Revenue from dispositions (33,104) (28,207) (27,071) (24,948) (11,400) (15,110) (3,872) (233) 3 4 - 1 Same Store Hotels Total Revenue $269,979 $310,174 $301,822 $261,702 $143,410 $226,003 $261,710 $232,909 $240,054 $309,822 $309,039 $270,885 Adjusted Hotel EBITDA (AHEBITDA) (Actual) $108,804 $134,759 $124,596 $96,836 $35,427 $94,814 $105,423 $84,609 $87,936 $136,515 $129,166 $101,962 AHEBITDA from acquisitions (248) (981) (1,040) (996) (308) (1,280) (4,304) (5,924) (6,624) (11,807) (14,006) (11,098) AHEBITDA from dispositions (11,547) (10,099) (9,093) (7,879) (2,296) (5,139) (1,301) (217) (27) (6) 5 (182) Same Store Hotels AHEBITDA $97,009 $123,679 $114,463 $87,961 $32,823 $88,395 $99,818 $78,468 $81,285 $124,702 $115,165 $90,682

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME (LOSS) TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FOR 2019, 2021 AND 2022 (Unaudited) (in thousands) 2019 2021 2022 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net income (loss) $ 38,151 $ 62,090 $ 46,223 $ 25,453 $ (46,435) $ 20,283 $ 31,759 $ 13,221 $ 18,002 $ 65,345 $59,146 $2,312 Depreciation and amortization 47,950 48,109 47,887 49,294 48,710 46,386 44,217 45,158 45,324 45,322 45,135 45,916 Amortization of favorable and unfavorable operating leases, net 31 31 31 31 98 98 98 99 99 103 97 97 Interest and other expense, net 15,494 15,857 14,759 15,081 18,513 18,618 15,977 14,640 14,654 15,198 14,933 14,948 Income tax expense 206 156 143 174 108 87 114 159 179 202 1,331 228 EBITDA 101,832 126,243   109,043   90,033   20,994 85,472 92,165 73,277 78,258 126,170 120,642 63,501 (Gain) loss on sale of real estate (1,213) 161 - (3,969) (4,484) 864 (44) 68 - - (1,785) - Loss on impairment of depreciable real estate assets - - 6,467 - 10,754 - - - - - - 26,175 EBITDAre 100,619 126,404 115,510 86,064 27,264 86,336 92,121 73,345 78,258 126,170 118,857 89,676 Non-cash straight-line operating ground lease expense 48 47 47 46 44 43 41 41 40 38 38 38 Adjusted EBITDAre 100,667 126,451 115,557 86,110 27,308 86,379 92,162 73,386 78,298 126,208 118,895 89,714 General and administrative expense 8,137 8,308 9,039 10,726 8,119 8,435 13,261 11,223 9,638 10,307 10,271 12,248 Adjusted Hotel EBITDA $ 108,804 $ 134,759 $ 124,596 $ 96,836 $ 35,427 $ 94,814 $ 105,423 $ 84,609 $ 87,936 $ 136,515 $129,166 $101,962 Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

RECONCILIATION OF NET INCOME (LOSS) TO FFO AND MFFO THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME (LOSS) TO FFO and MFFO ON A QUARTERLY BASIS FOR 2019, 2021 AND 2022 (Unaudited) (in thousands, except per share amounts) Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. 2019 2021 2022 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net income (loss) $ 38,151 $ 62,090 $ 46,223 $ 25,453 $ (46,435) $ 20,283 $ 31,759 $ 13,221 $18,002 $65,345 $59,146 $2,312 Depreciation of real estate owned 46,666 46,712 46,910 47,441 47,088 44,764 43,028 44,395 44,560 44,557 44,372 45,152 (Gain) loss on sale of real estate (1,213) 161 - (3,969) (4,484) 864 (44) 68 - - (1,785) - Loss on impairment of depreciable real estate assets - - 6,467 - 10,754 - - - - - - 26,175 Funds from operations 83,604 108,963 99,600 68,925 6,923 65,911 74,743 57,684 62,562 109,902 101,733 73,639 Amortization of finance ground lease assets 1,041 1,149 725 1,602 1,617 1,618 1,183 760 759 760 759 760 Amortization of favorable and unfavorable operating leases, net 31 31 31 31 98 98 98 99 99 103 97 97 Non-cash straight-line operating ground lease expense 48 47 47 46 44 43 41 41 40 38 38 38 Modified funds from operations $ 84,724 $ 110,190 $ 100,403 $ 70,604 $ 8,682 $ 67,670 $ 76,065 $ 58,584 $63,460 $110,803 $102,627 $74,534 Modified funds from operations per common share $ 0.38 $ 0.49 $ 0.45 $ 0.32 $ 0.04 $ 0.30 $ 0.33 $ 0.26 $ 0.28 $0.48 $0.45 $0.33 Weighted average common shares outstanding – basic and diluted 223,932 223,899 223,901 223,906 223,733 224,772 228,436 228,429 228,986 228,998 228,991 228,811

DEFINITIONS HYATT PLACE JACKSONVILLE AIRPORT Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; and Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company, and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

DEFINITIONS CONTINUED RESIDENCE INN LOS ANGELES BURBANK/DOWNTOWN FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. COMPARABLE HOTELS Comparable Hotels is defined as the 220 hotels owned by the Company as of December 31, 2022. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. SAME STORE HOTELS Same Store Hotels is defined as the 204 hotels owned by the Company as of January 1, 2019 and during the entirety of the periods being compared. This information has not been audited.

TRADEMARK INFORMATION “AC Hotels by Marriott®,” “Aloft Hotels®,” “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. HOMEWOOD SUITES OMAHA-DOWNTOWN

CONTACT INFORMATION 814 East Main Street Richmond, VA 23219 (804) 344-8121 info@applehospitalityreit.com www.applehospitalityreit.com COURTYARD RICHMOND DOWNTOWN